Filed Pursuant to Rule 497
Registration Statement Nos. 333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

TIAA-CREF LIFE INSURANCE COMPANY

PROSPECTUS SUPPLEMENT NUMBER (1)

dated May 3, 2020 to the:

Intelligent Variable Annuity® Prospectus

dated May 1, 2020

This supplement amends certain disclosures in the above-referenced prospectus for the Contract with the same name. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

The Annual Portfolio Operating Expenses table on page 4 is updated to reflect a correction for the Maximum value effective May 1, 2020.

	Minimum	Maximum
Gross Total Annual Portfolio Operating Expenses (before any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)		1.47%

The Annual Portfolio Operating Expenses table beginning on page 4 is updated as follows to reflect corrections in the expenses for these 3 portfolios effective May 1, 2020.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
DFA VA International Value Portfolio	0.30%	0.00%	0.04%	0.00%	0.34%	0.00%	0.34%
Royce Capital Fund Micro-Cap Portfolio-Investment Class	1.25%	0.00%	0.22%	0.00%	1.47%	0.14%	1.33%
Royce Capital Fund Small-Cap Portfolio-Investment Class	1.00%	0.00%	0.19%	0.00%	1.19%	0.11%	1.08%

The supporting Examples table on page 9 is updated to reflect these corrections below, effective May 1, 2020.

EXAMPLE WITHOUT FEE WAIVERS	1 Year	3 Years	5 Years	10 Years
Maximum Portfolio fees & expenses — no GMDB	$245	$752	$1,284	$2,726
Maximum Portfolio fees & expenses — with GMDB	$255	$783	$1,334	$2,827

EXAMPLE WITH FEE WAIVERS	1 Year	3 Years	5 Years	10 Years
Maximum Portfolio fees & expenses — no GMDB		$678	$1,169	$2,510
Maximum Portfolio fees & expenses — with GMDB		$709	$1,220	$2,613

For more information about these changes and about the portfolios in general, refer to the fund prospectuses.

A (05/21)